SUBLEASE

         THIS SUBLEASE is made as of the 14th day of June, 1991 between ASTRO HOLDINGS, INC. (the "Sublessor") and HOLT CARGO SYSTEMS, INC. (the "Sublessee").

         The Sublessor is presently under an Amended and Restated Lease and Operating Agreement (the "Prime Lease") dated December 30, 1990 wherein the Philadelphia Regional Port Authority is Lessor. A true copy of the Prime Lease is annexed to this Sublease and made a part hereof. A copy of the Prime Lease has been initialed by both parties to this Sublease.

         The Sublessor and Sublessee have agreed to a subletting of the Packer Avenue Marine Terminal as more fully described on Exhibit A of the Prime Lease upon the terms and conditions specified in this Sublease.

         Except as specifically otherwise stated as follows, all covenants, terms and conditions of the Prime Lease shall be binding upon the parties to this Sublease, their heirs, representatives, successors and assigns:

             1) Paragraph 24.2 "Additional Parcels" of the Prime Lease shall NOT apply to this Sublease.

             2) The annual rental to be paid by Sublessee to Sublessor hereunder shall be equivalent to the rental to be paid by Sublessor as Assignee under the Prime Lease ("Prime Rent"), plus an additional sum equal to Fifteen (15%) Percent of the Prime Rent, and shall be paid in the manner and at the times as stated in the Prime Lease.

         IN WITNESS WHEREEOF, the parties hereto have set their hands and seals the day and year first above written.



                                             ASTRO HOLDINGS, INC.

                                             BY: Thomas J. Holt, Jr.
                                                -------------------------------
                                                 President

ATTEST:


John Evans
-------------------------------

                                             HOLT CARGO SYSTEMS, INC,

                                             BY: Bernard Gelman
                                                -------------------------------
                                                 V.P.

ATTEST:


John Evans
-------------------------------


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